Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

Frontier MFG Global Equity Fund

Institutional Class Shares (FMGEX)

Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund

Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Supplement dated February 11, 2022

to the Statement of Additional Information (“SAI”) dated October 31, 2021

Effective as of February 7, 2022, Ms. Nikki Thomas was appointed as Lead Portfolio Manager of the Frontier Global Equity and Frontier MFG Global Plus Funds. Mr. Hamish Douglass, currently the Fund’s sole portfolio manager, is taking a medical leave of absence.

The second sentence under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-35 is replaced with the following:

Nikki Thomas is the Lead Portfolio Manager of the MFG Global Equity and MFG Global Plus Funds, and Hamish Douglass, Portfolio Manager of the MFG Global Equity and MFG Global Plus Funds, is taking a medical leave of absence.

The following information is added following the “Portfolio Managers - Other Accounts Managed by Portfolio Managers” table on page B-36:

As of February 7, 2022, Nikki Thomas did not manage any accounts at MFG Asset Management other than the MFG Global Equity and MFG Global Plus Funds.

 The following information is added under “Compensation of Portfolio Managers – MFG Funds” on page B-38:

The compensation of Nikki Thomas is comprised of a base salary and a variable incentive. Ms. Thomas’ variable incentive amount is discretionary.

The following information is added following the last row of the “Ownership of Fund Shares by Portfolio Managers” table on page B-38:

As of the date of this supplement, Nikki Thomas did not own shares of the MFG Global Equity and MFG Global Plus Funds.

Please retain this Supplement for future reference.